UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2004

SCM Microsystems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-22689	77-0444317
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

466 Kato Terrace, Fremont, California		94539
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-360-2300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 26, 2004, SCM Microsystems, Inc. ("SCM") entered into an agreement with Ingo Zankel, age 42, to engage Mr. Zankel as Chief Operating Officer. On December 7, 2004, SCM issued a press release announcing Mr. Zankel's employment (attached hereto as Exhibit 99.1). Mr. Zankel will assume the role of Chief Operating Officer of SCM on January 1, 2005. The principal terms of Mr. Zankel's employment are as follows: 1) an annual salary of 200,000 Euros and eligibility to receive a discretionary annual bonus up to 150,000 Euros; 2) an automobile allowance of 1,250 Euros per month; and 3) options to purchase 80,000 shares of SCM common stock at an exercise price equal to the closing price on the date of grant. Per the agreement, both Mr. Zankel and SCM are required to provide 12 months notice of termination.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c). On November 26, 2004, SCM Microsystems, Inc. ("SCM") entered into an agreement with Ingo Zankel, age 42, to engage Mr. Zankel as Chief Operating Officer. On December 7, 2004, SCM issued a press release announcing Mr. Zankel's employment (attached hereto as Exhibit 99.1). Mr. Zankel will assume the role of Chief Operating Officer of SCM on January 1, 2005. The principal terms of Mr. Zankel's employment are as follows: 1) an annual salary of 200,000 Euros and eligibility to receive a discretionary annual bonus up to 150,000 Euros; 2) an automobile allowance of 1,250 Euros per month; and 3) options to purchase 80,000 shares of SCM common stock at an exercise price equal to the closing price on the date of grant. Per the agreement, both Mr. Zankel and SCM are required to provide 12 months notice of termination.

Prior to joining SCM, Mr. Zankel was an independent management consultant in business development from July 2003 to December 2004. From April 2003 to June 2003, Mr. Zankel was Chief Operating Officer of ORGA Kartensysteme GmbH, a German provider of smart card-based products and services. From November 1994 to March 2003, Mr. Zankel held a variety of executive positions in operations management with Giesecke & Devrient, a global smart card systems and solutions provider based in Munich, Germany. His most recent position at Giesecke & Devrient was Chief Operating Officer of the Cards and Solutions Business Unit and Senior Vice President for the Banking, Industry/Government segment. From August 1998 to November 1994, Mr. Zankel held various operations management positions at Siemens Nixdorf Informationsystems in Germany and Singapore. Mr. Zankel holds a degree in operations management from the Nuremberg Professional School in Nuremberg, Germany.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued by SCM Microsystems, Inc. on December 7, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCM Microsystems, Inc.

December 7, 2004	By:	/s/ Steven L. Moore

Name: Steven L. Moore
Title: Chief Financial Offier and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release announcing engagement of Ingo Zankel as COO